Exhibit 99.1

 2021 Investor Presentation

 Disclaimer  2  This presentation contains “forward-looking” statements, within the meaning of the federal securities laws, that are based on our management’s belief’s and assumptions and on information currently available to management. Forward-looking statements include information concerning our possible or assumed future results of operations, expected growth and business strategies, key operating metrics, financing plans, competitive position, industry environment, potential product offerings, potential market and growth opportunities and the anticipated outcome of any litigation.Forward-looking statements include all statements that are not historical facts and can be identified by terms such as “anticipates,” “believes,” “could,” “seeks,” “estimates,” “intends,” “may,” “plans,” “potential,” “predicts,” “projects,” “should,” “will,” “would” or similar expressions and the negatives of those terms. Forward-looking statements involve known and unknown risks, uncertainties and other factors that may cause our actual results, performance or achievements to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements. Forward-looking statements represent our management’s beliefs and assumptions only as of the date of this presentation. These statements do not guarantee future performance and speak only as of the date hereof and qualify for the safe harbor provided by Section 21E of the Securities Exchange Act of 1934, as amended, and Section 27A of the Securities Act of 1933. We refer all of you to the disclosures contained in the CarParts.com, Inc Annual Report on Form 10-K, Quarterly Reports on Form 10-Q and Current Reports on Form 8-K filed with the Securities and Exchange Commission, including the risk factors set forth therein, for more detailed discussion on the factors that can cause actual results to differ materially from those projected in any forward-looking statements. Except as required by law, we assume no obligation to update these forward-looking statements publicly, or to update the reasons actual results could differ materially from those anticipated in the forward-looking statements, even if new information becomes available in the future.This presentation includes certain non-GAAP financial measures as defined by SEC rules. We have provided a reconciliation of those measures to the most directly comparable GAAP measures in this presentation, where applicable, as well as in the appendix to this presentation. We have not included a reconciliation of Adjusted EBITDA guidance to projected net income (loss) due to the high variability and difficulty in making accurate long-term forecasts and projections of our net operating loss carryforwards, which have a significant impact on future net income (loss). As a result, we are unable to quantify projected net income without unreasonable efforts.This presentation also contains estimates and other statistical data made by independent parties and by the Company relating to market size and growth and other data about the Company’s industry and estimated total addressable market. This data involves a number of assumptions and limitations, and you are cautioned not to give undue weight to such estimates. Neither the Company nor any other person makes any representation as to the accuracy or completeness of such data or undertakes any obligation to update such data after the date of this presentation. In addition, projections, assumptions, and estimates of our future performance and the future performance of the markets in which the Company operates are necessarily subject to a high degree of uncertainty and risk. All third-party trademarks, including names, logos and brands, referenced by the Company in this presentation are property of their respective owners. All references to third-party trademarks are for identification purposes only and shall be considered nominative fair use under trademark law.This presentation also includes certain preliminary unaudited financial and operating results of the Company for the year ended January 2, 2021. These preliminary results represent the Company's estimates, which are based only on currently available information and do not present all necessary information for an understanding of the Company's financial condition as of January 2, 2021 or results of operations for the year ended January 2, 2021. Undue reliance should not be placed on these preliminary estimates.

     01 BACKGROUND    02  INDUSTRY LANDSCAPE    03 THE CARPARTS.COM SOLUTION    04 FINANCIALS & GROWTH  3

 4

 THE AUTO PARTS INDUSTRY IS EXPANDINGCars are Lasting Longer & Driving Further      total addressable market cars on the road avg. age of cars on roadWE ARE ALIGNING TO THESE DEMANDS  Source: 2021 AutoCare Association Factbook  5

 MISSION  Changing the way people repair their cars, and getting them back on the road    6

BACKGROUND

Investment Highlights

Large TAM with very low online penetration
Auto parts industry overdue for disruption

Proprietary shoppable catalog
Improved customer experience with guaranteed fit

2-step distribution model
Lower prices than competitors by cutting out the middlemen

Curated experience
Reducing the paradox of choice for consumers

Strong unit economics
Profitable after COGS, CAC, and fulfillment

Early innings
Continued growth expected via market penetration and adjacent services


carparts.com
Search by Part Name, Part Number, V...
Shipping to: San Jose 95126
2013 Ford F-150
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Headlights

carparts.com
7

BACKGROUND

Major Transformation in the Last 24 Months


carparts.com
JC WHITNEY
MacBook Pro
carparts.com
JC WHITNEY
Tow Hooks
Tonneau Cover
Bull Bar w/ LED
Bumpers
Rock Guard/Step
Show More

2019-PRESENT

- **New executive team** with industry veterans and technical experts
- **Formed** marketing, data science, technology, and inventory forecasting teams
- **Doubled** distribution center footprint to nearly 1 million sq ft
- **Consolidated** 17 websites into 1 flagship site and renamed company
- **Overhauled our website** with a new mobile friendly and personalized user experience
- **Paid off** all outstanding debt and trade letters of credit

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 Trusted & Experienced Team  10  Sanjiv GomesCHIEF TECHNOLOGY OFFICER  Houman AkhavanCHIEF MARKETING OFFICER  Dave MorrisCHIEF MERCHANDISING OFFICER  David KearVICE PRESIDENT, WAREHOUSE OPERATIONS  Ryan LockwoodSENIOR VICE PRESIDENT, FINANCE  David MenianeCHIEF OPERATING OFFICER & CHIEF FINANCIAL OFFICER  Lev PekerCHIEF EXECUTIVE OFFICER        OPERATIONAL EXCELLE  NCE FINANCIAL DISCIPLINE  EXTREME OWNERSHIP  OUR CULTURE

             liquidity 1  revenue  YoY revenue growth  visits in 2020  Stable, Growing & Profitable  THE FASTEST GROWING RETAILER IN THE INDUSTRY3  gross profit margin  revenue from return customers 2  Our Credit Agreement provides for an option to increase the aggregate principal amount from $30,000 to $40,000, subject to lender approval.At a one-year lookbackSource: Auto Care Week, based on YOY net sales growth  11

 12

INDUSTRY LANDSCAPE

THE AUTO PARTS INDUSTRY IS

One of the Last Industries to be Disrupted by eCommerce

ECOMMERCE PENETRATION



22%

overall eCommerce online penetration [1]



<5%

auto parts industry online penetration [2]

1. DigitalCommerce360 – 02/19/2021 - Includes pet food, furniture, electronics, online travel
2. 2021 AutoCare Association Factbook Estimates

carparts.com 13

INDUSTRY LANDSCAPE





Do-It-Yourself (DIY) Customers

- Work on their own car
- Strained by the paradox of choice.
  Will it fit? Is this the best price & quality?
- Hope that parts are exactly what they need
- More price sensitive

Do-It-For-Me (DIFM) Customers

- Professional mechanic installs parts
- Trusts the mechanic to pick the part
- Less brand sensitive
- Less price sensitive

CUSTOMER NEEDS

- **GUARANTEED** FIT
- **HIGH-QUALITY** PARTS
- **FAST** SOLUTIONS
- **COMPETITIVE** PRICING

carparts.com

14

INDUSTRY LANDSCAPE

A Clear Competitive Advantage

	Pricing	Shipping	Distribution	Quality Guarantee	Customer Service	Tailored for Auto Industry
carparts.com	Competitive	Fast & reliable	Integrated supply chain	✓	500 agents, live chat, email, phone	✓
Dropship	Unpredictable	Unpredictable	Third party distributors	✗	No help choosing correct parts	✓
Marketplaces	Haggle/bid for pricing	Slow & unpredictable shipping	Third party distributors	✗	No help choosing correct parts	✗
Brick-and-Mortar	Very high due to overhead & channel conflict	Buy online, pick up in-store focus	Retail	✓	Good in-store customer service	✓

carparts.com 15

         2-Step Distribution Advantage    Manufacturerto CarParts.com+40% Cost $100    CarParts.comto customer+50% Price $150    Distributorto retailer+25% Cost $188    Manufacturerto brand+40% Cost $100    Brandto distributor+50% Cost $150                          Retailerto customer+50% Price $281    Other companies1  16  1. For illustrative purposes only, markup varies

 Real World Price Advantage  Traditional B&M  Less steps Less markups Lower price    17

   Accelerated Shifts in Consumer Behavior  CarParts.com provides a digital, convenient way to buy car parts      Customers are prioritizing convenience & price transparency      Customers are expecting personalized digital experiences      An industry shift from offlineto online      Shift to DIY & increase in personal mobility  18

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 The Best of Everything With No Paradox of Choice  t e    t g    Guaranteed fi & low pricFas shippinCompany owned brand  -s    s  Curated election    (  Ultra fast websitemobile optimized)    2(  -step distributionfactory to car)    20

         CarParts.com Core Competencies  Marketing& Data Science  Technology Stack  Proprietary Catalog  Integrated  Supply Chain  Customer  Service Team  Customer  Experience  21

                       Vehicledata  Personal, demographic& device data  Onsite transactional data  Real-time user signals  Offline engagement data  Website  Email  Paid Ads  SMS  Social  Customer profiling Predictive intelligence Machine learning  Marketing & Data Science  Inventory    22

THE CARPARTS.COM SOLUTION

Custom-Built Technology Stack

Manager
- Order management system
- Vending logic optimization

Inventory Forecasting
- Assortment
- Geographic demand

HighJump
- Warehouse management
- Resource scheduling


Microsoft Dynamics 365
LongBow
Proprietary catalog
2 Million man-hours
HighJump
salesforce
Google Analytics

GAIA
- Container consolidation
- Inbound logistics

Machine Learning
- Labor planning
- Dynamic pricing
- Freight optimization

Data Lake
- Multi-source database
- Real-time analytics
- Google BigQuery

carparts.com
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   Proprietary Catalog  THE CARPARTS.COM SOLUTION  Headlights Side mirrors  Tail lights Bumpers    Wheel hub      Bumper cover  Headlight    Side Mirrors    Control arm          ASSORTMENT BASED ON FAILURE RATES AND VEHICLES IN OPERATION  Replacement Parts  Hard Parts  Performance & Accessories  Brake discs & pads Shocks & struts  24  Wheel hubs Control arms  Tonneau cover Fender flare  Off-road bumper Receiver hitch

 Our House Brands            Est. 2021Brakes & Rotors  25  Est. 2020Suspension & Ride Control  Est. 2020Automotive Electronics  Est. 2020Pumps, Compressors, & Mechanical Parts  Est. 2009Mirrors  Est. 1915Performance & Accessories

THE CARPARTS.COM SOLUTION

Integrated Supply Chain

COMPANY-OPERATED DISTRIBUTION NETWORK


Peru, Illinois
La Salle, Illinois
Chesapeake, VA
Las Vegas, NV
Torrance, CA
(headquarters)
Grand Prairie, TX
Targeted for planned expansion

1,600+
global employees

~1M
warehouse square footage

5
distribution centers

NETWORK OPTIMIZED
for multi-order shipments in one consolidated package

DATA ANALYTICS
to reduce shipping costs

BOX ON DEMAND
to make a box the exact size of the part being shipped

OPTIMIZATION
ability to pick, pack, and ship odd-shaped / bulky / oversized items and sheet metals

carparts.com
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First Class Customer ServiceOVER 500 TEAM MEMBERS  THE CARPARTS.COM SOLUTION  chat response time  increase to customer service employee team  email response time  sales phone response time  service phone response time  CRM INVESTMENTS TO CREATE BETTER CUSTOMER ENGAGEMENT  for agent k  nowled  ge & co  mmuni  cation1  27  1. Source: Bizrate.com as of 03/06/21Median response times based on trailing 4 weeks

   overall rating  Delivering Superior Customer Experience  THE CARPARTS.COM SOLUTION  Source: Bizrate.com as of 03/06/21    I was lookCarParts  reviewsing for a part for my car and could only find it on.com. It only took about 2 minutes to complete the order…      All I had to do was type in what vehicle I have, and I found the part I was looking for in less than 30 seconds...    28

     Simple & Seamless Online Experience  Solving the customer's problem from any deviceIntuitive platform with over 800,000+ SKUs available onlineValue propositions that countQuality, speed, convenience and competitive pricingReal-time personalized experienceRemoving the paradox of choice by providing a proprietary and highly curated catalogSeamless transactionGet the parts, tools and resources you need without leaving your device    29

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   The Shift to EV Today      of our current sales are agnostic to the powertrain  31

   Electric vs. Gas-Powered VehiclesNOT AS DIFFERENT AS YOU MIGHT THINK  Replacement Parts  Similarities  Differences  Electric vehicles  Gasoline cars    Body parts  32  Hard Parts

   TOMORROW  TODAY  | 33    Preventive Maintenance  Repair & Installation  Diagnostics

   34  Stable Balance Sheet  1. Our Credit Agreement provides for an option to increase the aggregate principal amount from$30,000 to $40,000, subject to lender approval  cash  asset-based lending availability1  revolver debt  inventory

                         Long Term Financial Targets  FINANCIALS & GROWTH  2019  2020  Long Term Target  Source  Gross Margin After Freight  30.0%  35%  36 - 37%  Product mix, channel mix, closer to customer  Marketing & Customer Service 1  14.8%  15 - 17%  13 - 15%  Retention marketing, direct to site, brand awareness  Other Operating  Operating leverage,  Expenses 2 13.7% 15 - 16% 12 - 13% efficiencies, scalein headcount    Adjusted EBITDA Margin  1.6%  3.6%  8 - 10%  Above combined  35  Excludes certain other items including stock-based compensation, depreciation, and amortizationTechnology, fulfillment and other SG&A

 I R @ C A R P A R T S . C O M    C A R P A R T S . C O M / I N V E S T O R

 Appendix

 Consolidated Income Statement  38

 Consolidated Balance Sheets  39

 Adjusted EBITDA Reconciliation  40